UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 14, 2006
HUDSON CITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
80 West Century Road
Paramus, New Jersey 07652
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (201) 967-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On July 14, 2006, Hudson City Bancorp, Inc. (the “Company”) completed its acquisition of Sound Federal Bancorp, Inc. (“Sound”) pursuant to the terms of the Agreement and Plan of Merger between the Company and Sound, dated February 8, 2006.
     A copy of the press release, dated July 14, 2006, announcing the completion of the Company’s acquisition of Sound is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
     The following Exhibit is filed as part of this report.
99.1	Press Release, dated July 14, 2006, announcing completion of the Company’s acquisition of Sound.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.
By:	/s/ Denis J. Salamone
Denis J. Salamone
Senior Executive Vice President and Chief Operating Officer

Dated: July 17, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release, dated July 14, 2006, announcing completion of the Company’s acquisition of Sound.